UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 18, 2013, Sonic Automotive, Inc. (the “Company”) filed a Form 12b-25 with the Securities Exchange Commission disclosing that is unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 within the prescribed time period without unreasonable effort or expense due to the circumstances described below. The Company has determined that a material weakness existed in the effectiveness of controls over its dealership level accounting processes resulting from the aggregation of control deficiencies. This matter affected the progress of the Company’s annual close process and preparation of the Form 10-K. Management is in the process of completing its Form 10-K and believes that final financial results will be the same as reported on its earnings call held on February 20, 2013. Management is also 1) finalizing its assessment of the effectiveness of the Company’s internal control over financial reporting, 2) determining the steps necessary to remediate the material weakness, and 3) recommending to the Audit Committee of the Company’s Board of Directors remediation actions that the Company expects to take. The Company expects that it will file its Form 10-K for the fiscal year ended December 31, 2012 within the 15-day extension provided by Rule 12b-25.

On March 14, 2013, the Company received written confirmation from the required lenders that the Company will not be in default under its Second Amended and Restated Syndicated Credit Agreement dated July 8, 2011 with Bank of America, N.A., as administrative agent, swing line lender and a lender and Mercedes-Benz Financial Services USA LLC, BMW Financial Services NA, LLC, Toyota Motor Credit Corporation, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Comerica Bank, US Bank, National Association, Capital One, N.A., VW Credit, Inc. and World Omni Financial Corp., as lenders and Bank of America, N.A., and Wells Fargo Bank, National Association, as letter of credit issuer (the “Revolving Facility”) and its Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement dated as of July 8, 2011(the “Floorplan Facility”) with Bank of America, N.A., as administrative agent, a lender, new vehicle swingline lender and used vehicle swingline lender, and JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, US Bank, National Association, Capital One, N.A., Mercedes-Benz Financial Services USA LLC and Comerica Bank, as lenders, and Wells Fargo Bank, National Association as letter of credit issuer. The required lenders under the Revolving Facility and the Floorplan Facility confirmed that they do not object to statements regarding the material weakness to be described in Sonic’s Annual Report on Form 10-K for the period ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: March 18, 2013

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